

August 14, 2014

NASDAQ: MYOS

Business Overview Conference Call

"Great ideas originate in the muscles"

\- Thomas Edison



Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements. Actual results may differ materially from those projected or implied in any forward-looking statements. Such statements involve risks and uncertainties, including but not limited to those relating to the successful continued research of Fortetropin™, MYO-X® or MYO-T12® and its effects on Myostatin inhibition, successfully achieving our critical initiatives described in this presentation, product and customer demand, market acceptance of our products, the ability to create new products through research and development, the continued growth of revenue, the continued increase of our units shipped, the ability to achieve a sustainable profitable business, the effect of economic conditions, the ability to protect our intellectual property rights, the continued growth of MYO-X® in GNC, Vitamin Shoppe and other specialty retail stores, competition from other providers and products, risks in product development, the ability to strengthen our manufacturing relationships and reducing the costs of our products, our ability to raise capital to fund continuing operations, and other factors discussed from time to time in our Securities and Exchange Commission filings. We undertake no obligation to update or revise any forward-looking statement for events or circumstances after the date on which such statement is made except as required by law.

These statements have not been evaluated by the Food and Drug Administration. This product is not intended to diagnose, treat, cure or prevent any disease.

Agenda

- **Business Overview**
  - *Peter Levy, Esq., President & Chief Operating Officer*
- **BioTherapeutics Research and Development Overview**
  - *Robert Ashton, M.D. , Chief Medical Officer*
- **BioNutrition Overview**
  - *Doug Weekes, Chief Commercial Officer*
- **Financial Snapshot**
  - *Joseph DosSantos, Chief Financial Officer*
- **Near-term Milestones**
  - *Peter Levy, Esq., President & Chief Operating Officer*
- **Q&A**
- **Closing Comments**
  - *Peter Levy, Esq., President & Chief Operating Officer*

BUSINESS OVERVIEW

PETER LEVY, ESQ., PRESIDENT & CHIEF OPERATING OFFICER

Consumer-Oriented Healthcare Company

"Unlike the traditional developing biotherapeutics companies, MYOS provides immediate solutions to clinical problems that are commanding the attention of the large pharmaceutical industry which has years of development time in front of them…"

MYOS Business Strategy

BioNutrition

Current Markets

Body Building

Developing Markets

Age Management
Medical Foods

Current and Future Products

Powder Supplement
Nutrition Bar
Meal Replacement
Pudding
Ready to Drink

Revenue Engine

BioTherapeutics

Current R & D

Characterization of Fortetropin™

Isolate and develop small molecules

Initial Medical Indications

Sarcopenia
Cachexia
Anorexia
Skeletal Myopathy
Acute and Chronic Muscle Disease

Small Molecule Development

New targets in myostatin pathway

Inflammatory mediators of muscle

Second Quarter and Recent Highlights

- ✓ Began trading on the NASDAQ Capital Market
- ✓ Announced three key appointments: J. Craig Venter to the Board of Directors, Joseph C. DosSantos, as Chief Financial Officer and Doug Weekes as Chief Commercial Officer
- ✓ Announced a small molecule development program with Cloud Pharmaceuticals, Inc.
- ✓ Established science research collaboration with the Rutgers University Musculoskeletal Tissue Regeneration Laboratory
- ✓ Extended the Fortetropin manufacturing and supply agreement with DIL
- ✓ Received a Notice of Allowance from the U.S. Patent and Trademark Office covering proprietary methods of manufacturing Fortetropin
- ✓ Reported positive top-line clinical data from the University of Tampa Study

BIOTHERAPEUTICS R&D OVERVIEW

ROBERT ASHTON, M.D. , CHIEF MEDICAL OFFICER

Fortetropin: Differentiated Driver of Muscle Health

World's first nutritional product which harnesses the powerful biology of stem cells



- Proprietary, clinically proven to enhance muscle mass and quality
- Extremely high safety profile; *"100,000 years of human safety history"*
- GRAS product
- Reduces free serum myostatin levels
- Increases muscle size, lean body mass and strength, reduces body fat mass
- Pending Composition of Matter, method of manufacturing and utility patent coverage through 2024 and beyond

Fortetropin™ Decreases Myostatin Levels

- Double blind, randomized, placebo controlled, parallel, single-dose study
- 12 healthy adult males per arm (mean age 29, range 21 – 42)
- Dosed with vanilla fat free/sugar free pudding +/- 6.6 grams of Fortetropin
- Serum myostatin measured at baseline and at 6 hour intervals for 24 hours
- No study related adverse events reported during the study



Fortetropin Effects on Serum Myostatin Levels
% Change from Baseline
5.00
0.00
-5.00
-10.00
-15.00
-20.00
-25.00
-30.00
-35.00
Baseline
6hrs
12hrs
18hr
24hrs
celerion
6.6 g dose
Placebo

Fortetropin™ Increases Muscle Mass & Size

- Double blind, placebo controlled, randomized, parallel, 3-month of daily dosing of Fortetropin™ in males. Supplement was mixed in a daily shake vs. placebo
- 45 males randomized in 3 arms; age range of 19.7 + 1.5 years; weight range of 70.6 + 10.4 kg
- Monitored and supervised resistance training 2x per week; Diet and nutrition monitored and controlled by a dietician
- Primary Endpoint is measurement of skeletal muscle(quadriceps) hypertrophy
- Secondary Endpoint is measurement of Lean Body Mass and Fat Mass
- Tertiary Endpoint is measurement of Strength and Power
- No adverse events noted in any subject
- Conducted at the University of Tampa



Lean Body Mass (kg)
61
60
59
58
57
56
55
Placebo
6.6 g
19.8 g
Pre
Post
Muscle Thickness (cm)
5.5
5.3
5.1
4.9
4.7
4.5
Placebo
6.6 g
19.8 g
Pre
Post
Fat Mass (kg)
15
14
13
12
11
10
Placebo
6.6 g
19.8 g
Pre
Post
Power (w)
850
800
750
700
650
600
Placebo
6.6 g
19.8 g
Pre
Post
Bench Press (lbs)
210
205
200
195
190
185
180
175
170
Placebo
6.6 g
19.8 g
Pre
Post
Leg Press (lbs)
600
580
560
540
520
500
480
460
440
Placebo
6.6 g
19.8 g
Pre
Post

* $p<0.05$ delta compared to placebo

** $p<0.05$ post measurement compared to pre

Biotherapeutics: Leveraging Expertise in Myostatin



Pre-Clinical Studies

- Impact of Fortetropin alone or in combination with Testosterone on Muscle Growth
  - Pre-clinical study to evaluate the effects of Fortetropin alone or in combination with testosterone on the skeletal muscle and fat mass in a rodent model.
  - Pre-clinical studies at University of Tampa – Mechanism of action in rodent model

Biochemical characterization of Fortetropin

- Identify proteins, peptides, and lipids responsible for pro-myogenic activity leading to the development of novel biotherapeutics
- Metabolomic analysis to expand understanding of mechanism of action

Computational design and development of small molecules

- Furin convertase inhibitors
- JAK 3 inhibitors

Develop effective in-vitro assays

- Pro-myogenic activity of novel bioactive molecules and formulations

In-vivo models

- PK/PD studies

Additional Planned Studies

2014	2015	2016

- The effect of Fortetropin™ on blood chemistry in healthy adult females (Completion 2015)
- The Effects of Fortetropin™ on Lean Body Mass, Strength, and Power in Females (Commence Q4 2014)
- Effect of Fortetropin™ on Body Composition and Protein Balance During and After Weight Loss in Females (Commence 2015)
- Effect of Fortetropin™ in combination with testosterone on lean body mass in males (commence 2015)

BIONUTRITION OVERVIEW

DOUG WEEKES, CHIEF COMMERCIAL OFFICER

Large Market Opportunity

Sarcopenia

- Affects >20M age 60+
- Age 60+ grows 60% by 2035
- >$10B market opportunity



Muscle Mass and Strength
50
80
Optimal Aging
Opportunity to Optimize Wellness
Normal Aging
0-30
>30 - 60
>60
Age

Cachexia

- >5M individuals cachexic chronic diseases
- $3B market opportunity

Disease / Condition	Prevalence (000's)	Population Cachexic (% / 000's)
AIDS	900	35%
Cancer	1,368	30%
COPD	16,000	20%
Kidney Failure	375	40%
Rheumatoid Arthritis	2,100	10%
Heart Failure	4,800	20%
Nursing Home	1,600	20%
Total	27,143	5,565

Sports Nutrition Market

- >$20B market
- 9% CAGR through 2019





MYOS BioNutrition Strategy: Powered by Fortetropin™

MYOS intends to launch its own line of proprietary branded products in 1Q 2015 to bring Fortetropin™ to the mass market and use selected distribution partners to capture incremental opportunities in the bariatric / medical markets

Proprietary Products

Nutrition Bars	1 serving Fortetropin™ + 10g protein, 3g fiber, vitamins / minerals
High Prot. Meal Replacement	1 serving Fortetropin™ + 25g protein, 5g fiber, vitamins / minerals
Powder	1 serving flavored Fortetropin™
Pudding	1 serving Fortetropin™ in pudding – designed for medical foods market

Distributor Partners


MYO-X
MYO-X
MYO T12



FINANCIAL SNAPSHOT

JOSEPH DOSSANTOS, CHIEF FINANCIAL OFFICER

Q2 Financial Results

($ in thousands):	Q2 2014	Q2 2013	2Q14 vs 2Q13 Change	Q1 2014	2Q14 vs 1Q14 Change
Net sales	$1,679	$715	$964	$ 1,546	$133
Gross profit	1,034	397	637	1,141	(107)
as a % of net revenues	62%	56%		74%	
Operating expenses (Non-GAAP)	1,558	1,006	552	1,261	297
Net loss (Non-GAAP)	($523)	($608)	$85	($119)	($404)
Loss per share (Non-GAAP)	($0.18)	($0.27)	$0.10	($0.04)	($0.14)

Balance Sheet Highlights

(In thousand $)	Jun-30, 2014	Dec-31, 2013	Increase (Decrease)
Cash	$2,296	$451	$1,845
AR	2,333	645	1,688
Inventory	1,169	143	1,026
Other	214	215	(1)
Total current assets	$6,012	$1,454	$4,558
Total current liabilities	$1,099	$497	$602
Working Capital	$4,913	$957	$3,956
Total assets	$8,335	$3,836	$4,499

UPCOMING MILESTONES

PETER LEVY, ESQ., PRESIDENT & CHIEF OPERATING OFFICER

Milestones Expected to Build Momentum

- **Full clinical data from University of Tampa study on use of Fortetropin in modestly-trained males to be presented at a scientific congress**

- **Formulation of meal replacement beverage and nutritional protein bars utilizing Fortetropin targeted for end of 2014**

- **Launch of new BioNutrition products throughout 2015**

- **Report top-line results from the Fortetropin clinical study in adult women expected in 2015**

- **Complete Rutgers University Musculoskeletal Tissue Regeneration Laboratory project developing cell-based assays for high throughput screening studies of next generation myostatin inhibitors on target for mid-2015**

- **Report on the Cloud Pharmaceuticals, Inc. identification of initial small molecule Furin convertase inhibitors in the myostatin regulatory pathway by the end of 2015**

Q&A

SUMMARY COMMENTS

PETER LEVY, ESQ., PRESIDENT & CHIEF OPERATING OFFICER

MYOS is a Compelling Opportunity

- Consumer-Oriented Healthcare Company
- Commercial stage business focused on >$30B US muscle health market
- Proprietary Fortetropin™ enhances muscle strength and size
- Product portfolio targeting age management, functional and medical foods, and fitness markets
- Leveraging deep expertise in muscle health and discrete regulatory systems to build biotherapeutics pipeline
- IP strategy to provide commercial protection of Fortetropin™ and related discoveries through 2024 and beyond
- Proven and experienced management team, board of directors and advisors



August 14, 2014

NASDAQ: MYOS

Business Overview Conference Call

“Great ideas originate in the muscles”

- Thomas Edison

